(THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, INC.

QUARTERLY REPORT

JUNE 30, 2000

DEAR FELLOW SHAREHOLDERS:

Brandywine and Brandywine Blue enter the final quarter of your fiscal year ending September 30 with very nice distances over the key indexes. The Funds are up 48.3 and 41.1 percent versus gains in the S&P 500, Russell 2000, S&P MidCap and Nasdaq Industrials of 14.4, 21.1, 26.6 and 30.9 percent.

                              FISCAL YEAR TO DATE

                    S&P 500                            14.4%
                    RUSSELL 2000                       21.1%
                    S&P MIDCAP                         26.6%
                    NASDAQ IND.                        30.9%
                    BRANDYWINE BLUE                    41.1%
                    BRANDYWINE FUND                    48.3%

These results are achieved not only when the sun is shining, but also during bad markets like the environment in the recently completed June quarter when the Nasdaq Industrials dropped 13.0 percent. The Fund retracements were contained at
5.2 and 8.4 percent. The S&P 500 dropped 2.7 percent. The Goldman Sachs Internet Index fell 32.1 percent.

Morningstar wrote, "Brandywine's focus on picking successful companies with dynamic fundamentals . . . has served shareholders well during the recent tech rout." And TheStreet.com noted, "The fund . . . didn't get crushed by the dot-coms and they didn't get lured into buying the wrong tech, the stuff that has crashed to earth so infamously in the last few weeks."

We're especially encouraged by your 12.0 and 7.4 percent gains so far this calendar year considering that 52 percent of the 6,464 U.S. stock funds Bloomberg tracks declined in the same period. The S&P 500 and Nasdaq Industrials
                 --------
are down 0.5 and 5.9 percent.

                         TWELVE MONTHS THROUGH JUNE 30

                    S&P 500                             7.2%
                    RUSSELL 2000                       13.0%
                    S&P MIDCAP                         15.6%
                    NASDAQ IND.                        29.2%
                    BRANDYWINE BLUE                    40.6%
                    BRANDYWINE FUND                    50.4%

Twelve-month increases of 50.4 for Brandywine and 40.6 percent for Brandywine Blue surpass gains in the S&P 500, Russell 2000, S&P MidCap and Nasdaq Industrials of 7.2, 13.0, 15.6 and 29.2 percent.

                                   BRANDYWINE            BRANDYWINE BLUE
  CUMULATIVE                        % CHANGE                 % CHANGE
  ---------------------            ----------            ---------------
  QUARTER                             -5.2                     -8.4
  ONE YEAR                            50.4                     40.6
  FIVE YEARS                         156.1                    145.1
  TEN YEARS                          484.1                    N/A
  INCEPTION                         1190.0*<F1>               536.9**<F2>

  ANNUALIZED
  ----------
  FIVE YEARS                          20.7                     19.6
  TEN YEARS                           19.3                    N/A
  INCEPTION                           19.3*<F1>                21.6**<F2>

 *<F1>  12/30/85
**<F2>  1/10/91

We're excited that Andrea Dalton, Linda Farquhar and David Marky joined your team. Andrea, a Columbia Business School Graduate, brings five years of experience to your research team, including a stint with Mario Gabelli. Linda, a University of Pennsylvania Wharton School alumna, spent eight years researching investments at a $2 billion hedge fund and BT Alex Brown. David adds to your management team his 14 years experience with PFPC Global Fund Services, the nation's second-largest custodial bank. Meanwhile, Jack Fraser and David Harrington pursue their entrepreneurial dreams and join a start-up firm embracing private-equity and hedge-fund investments.

We welcome two new high-powered additions to your network of external consultants. John Bolger, the former chief financial officer of Cisco Systems, offers his vast knowledge of the semiconductor industry and other technology areas. In addition to being chairman of the TCSI Corp. board, John serves on the boards of Wind River Systems, Sanmina, Integrated Systems and Integrated Device Technology.

Phil Mallott, who served as chief financial officer for Intimate Brands for the past five of his 16 years as an executive in the retail business, becomes a key resource for retail holdings and accounting issues. Phil serves on the board of Too Inc., The Limited's youth apparel unit.

You might notice more energy stocks in your portfolio this quarter. Your team identified significant earnings strength among oil and gas companies in various sectors of the business thanks to increasing pricing trends, one of which should be obvious to you at the gas pump. Natural gas prices are also through the roof when compared with year-ago levels. Power generation facilities increasingly use natural gas to generate electricity to meet demand during the hot summer months.

To give you an idea, in the March quarter one of your holdings, Devon Energy, got 135 percent more from customers for a barrel of oil than a year ago, 49 percent more for a thousand cubic feet of natural gas and 141 percent more for a barrel of natural gas liquid. The company boosted capacity as prices climbed, enabling it to grow earnings to $0.67 a share from $0.12.

The semiconductor sector, a source of many of your recent winners, experiences greater volatility due to concerns about the cell phone market's ability to continue at its astounding pace as demand becomes more weighted toward lower-end products. After a six-fold increase in the past two years, the Philadelphia Stock Exchange Semiconductor Index dropped 15 percent in May, jumped 14 percent in June, then rose 3.6 percent and fell 9.3 percent in the first two trading days of July.

Uncertainty and volatility remain, and make your team's in-depth research much more important.

Volatility creates opportunity, as dramatic investor reactions to bits of news often occur without regard to fundamentals. For example, oil company stocks fell
6.6 percent July 5 when Saudi Arabia announced its intention to produce another 500,000 barrels of oil a day to bring down prices. While the market reaction was sharp, a material change to oil prices would likely require cooperation among other OPEC nations and so far that's not there. Also, even if prices hit Saudi Arabia's lower target, they would still be substantially higher than a year ago.

Your team welcomes these occasional swings, as they create opportunities to pick up solid stocks that investors abandon on gut reactions only to return to them later when it's clearer that their fundamentals remain intact.

As I write this, memories of Fourth of July fireworks and celebrations are still fresh from earlier this week, reminding me how fortunate we all are to live in America. We owe a huge thanks to all those who made sacrifices to make this great nation and its amazing free-enterprise system possible. Paying taxes is one of the small prices we pay for living in this country. Paying taxes means you're making money. A four-fold increase in Peregrine Systems, a five-fold increase in Nokia and a six-fold increase in Gemstar allow Uncle Sam to get his piece, too.

We're grateful for the opportunity to serve you. All my personal stock-market investments are in the Brandywine Funds, and your entire team is invested alongside you through the Friess Associates pension plan and personal investments. We're committed to the same time-tested disciplines that first attracted you to us, and we look forward to employing them on your behalf for many years to come.

God Bless!

/s/ Foster Friess

Foster Friess
July 6, 2000

Attention IRA Shareholders . . .

We continue to strive to keep Fund fees as low as possible and, as part of that commitment, we remind all IRA shareholders that your annual $12.50 maintenance fee is due September 20, 2000.

By nature, IRA accounts require additional time, paperwork and government reporting, which create added costs for our custodial bank, Firstar. We applaud the long-term investment focus of shareholders who chose to invest in the Brandywine Funds through tax-advantaged accounts, and are glad to be able to keep the IRA-related costs low and not pass them on to non-IRA shareholders.

For your convenience, Firstar will automatically deduct this amount from your account or, if you prefer, you can send Firstar a check for payment by September
20. For shareholders with multiple IRA accounts, the maximum charge is $25 per Social Security number.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

               1. Advanced Micro Devices, Inc.             +154.0
               2. Tyco International Ltd.                   +25.7
               3. Tellabs, Inc.                             +23.1
               4. LSI Logic Corp.                          +140.0
               5. National Semiconductor Corp.              +48.0
               6. Atmel Corp.                               +80.9
               7. RadioShack Corp.                           -3.2
               8. Nortel Networks Corp.                    +252.4
               9. Apple Computer, Inc.                     +113.7
              10. Flextronics International Ltd.            +19.8

                                EARNINGS GROWTH

                         YOUR COMPANIES             30%
                         S&P 500                     9%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2000.

YOUR COMPANIES' MARKET CAPITALIZATION

LARGE CAP
$9 billion and over
40.0%

MID CAP
$2 billion to $9 billion
39.7%

SMALL CAP
below $2 billion
15.0%

CASH
5.3%

TOP TEN INDUSTRY GROUPS

Semiconductor Manufacturing (13.9%)

Electronics (10.3%)

Semiconductor Related (9.3%)

Oil/Gas Field Services (9.1%)

Oil/Gas Exploration & Production (8.2%)

Communications Equipment  (7.3%)

Machinery & Miscellaneous Manufacturing (6.6%)

Computer Related (5.9%)

Medical Related (5.5%)

Specialty Retailing (5.3%)

All Others (13.3%)

Cash (5.3%)

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

   BIGGEST $        $ GAIN
    WINNERS      (IN MILLIONS)  % GAIN               REASON FOR MOVE
    -------      -------------  ------               ---------------
Advanced Micro
  Devices, Inc.      $114.1      36.5     Wall Street analysts more than
                                          doubled 2000 earnings estimates to
                                          $5.11 from $2.21 as demand surged for
                                          the company's computer and flash
                                          memory chips amid tight industry
                                          supply. March-quarter earnings per
                                          share jumped to $1.13 from a $1.10
                                          loss a year ago, beating consensus
                                          earnings estimates by 102 percent.

Tellabs, Inc.         $49.1      23.1     After matching year-ago earnings
                                          results in the March quarter, the
                                          communications equipment maker is
                                          poised to generate 36 percent growth
                                          over the next 12 months. A new
                                          product cycle scheduled to begin in
                                          the second half of 2000 will help
                                          providers manage the explosive growth
                                          of voice, data and video traveling
                                          over their networks.

NVIDIA Corp.          $32.8      54.7     Microsoft's use of the company's
                                          input/output processors and high-
                                          performance three-dimensional
                                          graphics processors in the Microsoft
                                          X-box video game console next year
                                          shows Nvidia's broadening reach
                                          beyond the desktop PC market. April-
                                          quarter earnings grew 174 percent on
                                          revenues of $148 million, more than
                                          double a year ago.

Integrated Device
  Technology, Inc.    $30.3      51.1     Strong demand for the company's
                                          communications chips helped it beat
                                          expectations by 21 percent in the
                                          March quarter. Integrated Device
                                          earned $0.41 a share versus $0.05 a
                                          year ago.

Sanmina Corp.         $23.7      26.9     March-quarter earnings grew 187
                                          percent. The company's strategic
                                          acquisition of circuit manufacturer
                                          Hadco resulted in new printed
                                          circuit-board fabrication capacity,
                                          an increased customer base and a
                                          strengthened management team.

   BIGGEST $        $ LOSS
    LOSERS       (IN MILLIONS)  % LOSS               REASON FOR MOVE
    -------      -------------  ------               ---------------

Motorola, Inc.        $87.7     -38.7     The company beat March-quarter
                                          expectations as strong demand for its
                                          wireless network equipment drove 111
                                          percent earnings growth, but Motorola
                                          warned June-quarter earnings would
                                          fall short of forecasts amid lower
                                          phone prices and higher costs for
                                          parts.

LSI Logic Corp.       $76.8     -25.5     Profit taking following a substantial
                                          run-up caused the stock to retrace.
                                          Strong demand for LSI's application-
                                          specific integrated circuits, used in
                                          broadband, data networking, wireless
                                          and set-top box applications, helped
                                          the company earn $0.26 per share
                                          versus $0.04 a year ago.

Atmel Corp.           $75.0     -28.5     Despite topping estimates, the stock
                                          fell on capacity concerns as demand
                                          for Atmel's flash memory outstripped
                                          supply. Earnings jumped 375 percent
                                          to $0.19 in the March quarter, and
                                          analysts forecast 238 percent growth
                                          for the June quarter.

Apple
  Computer, Inc.      $58.9     -19.6     Stock fell due to a cyclical June-
                                          quarter slowdown in consumer
                                          purchases of personal computers.
                                          However, anticipation is building as
                                          the July Macintosh World Trade Show
                                          nears, which marks a potential new
                                          product cycle for Apple. March-
                                          quarter earnings grew 47 percent,
                                          beating consensus estimates by 7
                                          percent.

Parametric
  Technology Corp.    $56.9     -51.8     Total revenues were revised downward
                                          by 15 percent. The company's sales
                                          force failed to close several large
                                          deals for its Windchill software,
                                          which links designers and engineers
                                          with manufacturing departments,
                                          suppliers and customers over the
                                          Internet.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2000
                                  (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                             COST         VALUE (B)<F4>
  ------                                             ----         -------------

COMMON STOCKS - 94.7% (A)<F3>

               APPAREL & SHOE RETAILERS - 1.9%
  1,000,000    AnnTaylor Stores Corp.            $ 30,417,991     $ 33,125,000
    100,000    Braun's Fashions Corp.               1,356,611        3,668,750
    234,700    Footstar, Inc.                       8,715,678        7,803,775
    249,200    Guess o, Inc.                        4,240,018        3,488,800
  2,758,000    Intimate Brands, Inc.               58,273,650       54,470,500
    347,100    Kenneth Cole Productions, Inc.      12,143,269       13,884,000
     85,000    Skechers U.S.A., Inc.                1,163,498        1,344,062
    194,500    Vans, Inc.                           2,130,830        2,844,563
                                                 ------------     ------------
                                                  118,441,545      120,629,450

                  THIS SECTOR IS 1.8% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 0.2%
    350,000    Insituform Technologies, Inc.       11,097,844        9,493,750

                  THIS SECTOR IS 14.5% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT - 7.3%
  2,719,900    Nortel Networks Corp.               52,671,464      185,633,175
    250,000    Scientific-Atlanta, Inc.            17,990,425       18,625,000
  3,824,300    Tellabs, Inc.                      212,590,796      261,725,531
                                                 ------------     ------------
                                                  283,252,685      465,983,706

                  THIS SECTOR IS 64.5% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS SERVICES - 0.6%
    412,700    Ditech Communications Corp.         39,403,805       39,025,944

                  THIS SECTOR IS 1.0% BELOW YOUR FUND'S COST.

               COMPUTER RELATED - 5.9%
  2,940,600    Apple Computer, Inc.                72,079,776      154,013,925
  4,198,800    Compaq Computer Corp.              124,628,489      107,331,825
     65,000    Manhattan Associates, Inc.           1,608,242        1,625,000
    160,000    Media 100 Inc.                       3,803,540        4,120,000
  1,403,700    Microchip Technology, Inc.          43,147,475       81,787,423
    650,000    Robotic Vision Systems, Inc.        10,107,016       11,700,000
    235,000    Zoran Corp.                         10,309,482       15,495,312
                                                 ------------     ------------
                                                  265,684,020      376,073,485

                  THIS SECTOR IS 41.5% ABOVE YOUR FUND'S COST.

               ELECTRONICS - 10.3%
    340,000    ACT Manufacturing, Inc.              9,227,041       15,788,750
     79,200    Amkor Technology, Inc.               1,733,340        2,796,750
  1,130,100    Amphenol Corp.                      59,739,565       74,798,494
    250,500    Applied Films Corp.                  5,337,958        9,174,562
    272,000    Applied Science and
                 Technology, Inc.                   9,157,675        7,038,000
     70,000    August Technology Corp.                897,708        1,150,625
    439,200    C&D Technologies, Inc.              17,612,954       24,814,800
  1,030,100    Celestica Inc.                      49,240,457       51,118,712
    250,000    Electro Scientific
                 Industries, Inc.                  13,094,368       11,007,800
  2,007,700    Flextronics International Ltd.     115,088,216      137,903,894
    804,800    KEMET Corp.                         13,318,473       20,170,300
    300,000    Mettler-Toledo International Inc.    9,834,479       12,000,000
    641,775    Molex Inc.                          20,617,232       22,462,125
     20,000    Richardson Electronics, Ltd.           332,394          321,250
  1,308,000    Sanmina Corp.                       77,945,693      111,834,000
  1,543,700    SCG Holding Corp.                   29,209,522       33,768,438
    753,500    Taiwan Semiconductor
                 Manufacturing Company Ltd.        27,272,973       29,245,219
  1,060,000    Tektronix, Inc.                     70,645,697       78,440,000
    660,000    Viasystems Group, Inc.              11,198,787       10,683,750
                                                 ------------     ------------
                                                  541,504,532      654,517,469

                  THIS SECTOR IS 20.9% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 2.8%
  1,644,200    Acxiom Corp.                        47,176,707       44,804,450
    566,000    AmeriCredit Corp.                    7,885,019        9,622,000
     90,000    Carreker Corp.                         994,896          810,000
    380,800    Concord EFS, Inc.                   10,118,737        9,900,800
    530,000    First Health Group Corp.            16,342,317       17,390,625
    200,000    Hall, Kinion & Associates, Inc.      4,284,687        6,662,500
     96,900    NCO Group, Inc.                      2,752,194        2,240,812
    991,400    Providian Financial Corp.           73,501,806       89,226,000
                                                 ------------     ------------
                                                  163,056,363      180,657,187

                  THIS SECTOR IS 10.8% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 2.0%
    944,200    Brinker International, Inc.         24,915,384       27,617,850
    180,000    Buca, Inc.                           2,233,340        2,812,500
  1,130,000    Darden Restaurants, Inc.            20,955,936       18,362,500
  1,087,000    Outback Steakhouse, Inc.            31,816,811       31,794,750
    215,000    RARE Hospitality
                 International, Inc.                6,337,446        6,073,750
    665,600    Ruby Tuesday, Inc.                   6,374,499        8,361,600
    100,000    Sonic Corp.                          3,095,790        2,937,500
  1,726,500    Wendy's International, Inc.         30,630,154       30,753,281
                                                 ------------     ------------
                                                  126,359,360      128,713,731

                  THIS SECTOR IS 1.9% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 1.7%
    401,300    Four Seasons Hotels Inc.            20,040,717       24,955,844
    203,000    Meade Instruments Corp.              5,858,506        5,100,375
  2,359,700    Starwood Hotels & Resorts
                 Worldwide, Inc.                   66,247,759       76,837,731
                                                 ------------     ------------
                                                   92,146,982      106,893,950

                  THIS SECTOR IS 16.0% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 6.6%
    225,000    Advanced Energy Industries, Inc.    13,596,478       13,260,937
  2,525,000    Dover Corp.                        119,284,202      102,420,313
    235,700    Lone Star Technologies, Inc.        11,403,107       10,901,125
    300,000    Maverick Tube Corp.                  8,344,030        8,737,500
    300,000    NS Group, Inc.                       4,449,612        6,281,250
    105,000    Oshkosh Truck Corp.                  3,264,969        3,753,750
  5,792,100    Tyco International Ltd.            218,328,597      274,400,738
                                                 ------------     ------------
                                                  378,670,995      419,755,613

                  THIS SECTOR IS 10.8% ABOVE YOUR FUND'S COST.

               MEDICAL RELATED - 5.5%
    210,500    ADAC Laboratories                    3,069,566        5,052,000
    115,000    Bindley Western Industries, Inc.     2,906,023        3,040,312
     64,300    Community Health Systems, Inc.         835,900        1,040,856
    321,400    The Cooper Companies, Inc.          11,807,549       11,690,925
    175,000    Coventry Health Care, Inc.           2,202,175        2,332,417
     50,000    Diagnostic Products Corp.            1,588,423        1,600,000
     10,000    DIANON Systems, Inc.                   230,000          252,500
    444,500    Enzon, Inc.                         18,929,114       18,891,250
    164,800    IDEXX Laboratories, Inc.             4,358,226        3,769,800
    263,200    Laboratory Corporation
                 of America Holdings               19,525,647       20,299,300
    939,300    Orthodontic Centers
                 of America, Inc.                  24,002,181       21,251,663
     75,000    Owens & Minor, Inc.                  1,192,912        1,289,062
    178,000    Professional Detailing, Inc.         4,926,870        6,063,125
  1,659,300    St. Jude Medical, Inc.              68,178,512       76,120,388
    700,000    Trigon Healthcare, Inc.             34,113,174       36,093,750
  1,453,500    UnitedHealth Group Inc.            107,811,069      124,637,625
    443,200    Varian Medical Systems, Inc.        18,827,102       17,340,200
                                                 ------------     ------------
                                                  324,504,443      350,765,173

                  THIS SECTOR IS 8.1% ABOVE YOUR FUND'S COST.

               NETWORKING - 0.2%
    550,000    Network Associates, Inc.            18,119,270       11,206,250

                  THIS SECTOR IS 38.2% BELOW YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 8.2%
  1,720,200    Apache Corp.                        80,759,642      101,169,262
    300,000    Barrett Resources Corp.             10,806,880        9,131,250
    250,000    Comstock Resources, Inc.             1,923,360        2,000,000
  1,100,000    Devon Energy Corp.                  50,961,817       61,806,250
    542,000    Dynegy Inc.                         17,618,230       37,025,375
  1,400,000    El Paso Energy Corp.                60,717,458       71,312,500
    788,700    EOG Resources, Inc.                 18,339,142       26,421,450
    225,000    Equitable Resources, Inc.           11,108,988       10,856,250
  1,173,700    Kerr-McGee Corp.                    70,207,666       69,174,944
    200,000    Tom Brown, Inc.                      4,148,905        4,612,500
  1,033,400    Triton Energy Ltd.                  35,370,340       40,625,538
  3,800,000    Union Pacific Resources Group Inc.  78,570,398       83,600,000
                                                 ------------     ------------
                                                  440,532,826      517,735,319

                  THIS SECTOR IS 17.5% ABOVE YOUR FUND'S COST.

               OIL/GAS FIELD SERVICES - 9.1%
  1,690,000    ENSCO International Inc.            61,058,771       60,523,125
  2,700,000    Grant Prideco, Inc.                 53,387,487       67,500,000
    688,000    Helmerich & Payne, Inc.             23,844,089       25,714,000
  1,826,900    Key Energy Services, Inc.           19,973,636       17,583,913
    953,200    Marine Drilling Companies, Inc.     24,886,429       26,689,600
    810,600    Precision Drilling Corp.            25,232,464       31,309,425
  1,154,600    Pride International, Inc.           26,402,849       28,576,350
  3,528,800    R&B Falcon Corp.                    83,041,164       83,147,350
  1,965,000    Rowan Companies, Inc.               58,189,077       59,686,875
    700,000    Santa Fe International Corp.        24,865,159       24,456,250
     21,700    TMBR/Sharp Drilling, Inc.              266,181          238,700
  1,840,000    Transocean Sedco Forex, Inc.        96,936,463       98,325,000
  1,350,000    Weatherford International, Inc.     53,526,525       53,746,875
                                                 ------------     ------------
                                                  551,610,294      577,497,463

                  THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 0.7%
  1,560,000    ICN Pharmaceuticals, Inc.           45,129,038       43,387,500
    113,200    K-V Pharmaceutical Co.               2,241,465        2,999,800
                                                 ------------     ------------
                                                   47,370,503       46,387,300

                  THIS SECTOR IS 2.1% BELOW YOUR FUND'S COST.

               SEMICONDUCTOR MANUFACTURING - 13.9%
  4,857,300    Advanced Micro Devices, Inc.       147,747,148      375,226,425
  1,364,400    Cypress Semiconductor Corp.         31,419,062       57,645,900
     47,100    Diodes Inc.                          1,563,104        2,019,412
  1,758,800    Fairchild Semiconductor Corp.       48,212,864       71,231,400
    430,000    Galileo Technology Ltd.              8,092,951        9,245,000
  1,495,900    Integrated Device Technology, Inc.  26,184,848       89,567,012
    692,700    Lattice Semiconductor Corp.         32,387,205       47,882,888
    115,000    Microsemi Corp.                      2,771,957        3,902,813
  3,900,000    National Semiconductor Corp.       149,505,786      221,325,000
     62,000    Supertex, Inc.                       1,968,040        3,115,500
                                                 ------------     ------------
                                                  449,852,965      881,161,350

                  THIS SECTOR IS 95.9% ABOVE YOUR FUND'S COST.

               SEMICONDUCTOR RELATED - 9.3%
    245,000    ASM International N.V.               7,702,991        6,492,500
  5,101,200    Atmel Corp.                        103,966,011      188,106,750
    315,000    Cohu, Inc.                          12,125,508        8,495,140
    601,600    Dallas Semiconductor Corp.          20,534,520       24,515,200
    140,000    FEI Co.                              3,494,646        4,270,000
    120,000    Helix Technology Corp.               4,413,160        4,680,000
    290,000    Intersil Holding Corp.              12,042,783       15,678,125
  1,000,000    Lam Research Corp.                  45,559,715       37,500,000
  4,149,600    LSI Logic Corp.                     93,586,905      224,597,100
    407,300    LTX Corp.                            5,830,469       14,230,044
    178,000    Photronics, Inc.                     5,849,008        5,050,750
     35,500    Rudolph Technologies, Inc.           1,217,188        1,375,625
    246,000    Semitool, Inc.                       4,614,646        4,258,875
    306,600    Therma-Wave Inc.                    10,627,028        6,841,013
    250,000    Varian Semiconductor Equipment
                 Associates, Inc.                  13,192,134       15,703,125
    382,000    Veeco Instruments Inc.              18,982,491       27,981,500
                                                 ------------     ------------
                                                  363,739,203      589,775,747

                  THIS SECTOR IS 62.1% ABOVE YOUR FUND'S COST.

               SOFTWARE - 2.6%
    160,000    AremisSoft Corp.                     4,388,140        4,980,000
    400,000    BindView Development Corp.           2,943,053        4,800,000
    390,000    Brio Technology, Inc.               11,027,097        8,263,125
    336,400    Cognos Inc.                          5,062,122       13,918,550
    322,800    Dendrite International, Inc.         7,077,281       10,753,275
    870,000    FileNet Corp.                       14,380,145       15,986,250
     65,000    Group 1 Software, Inc.               1,363,019        1,121,250
    249,600    JDA Software Group, Inc.             4,446,128        4,789,200
    100,000    Manugistics Group, Inc.              3,441,850        4,675,000
    135,000    MSC.Software Corp.                   1,285,503        1,257,187
    873,800    NVIDIA Corp.                        17,781,447       55,540,913
    970,000    Pinnacle Systems, Inc.              20,157,460       21,809,771
    500,000    Sybase, Inc.                        10,259,622       11,500,000
    125,000    Ulticom, Inc.                        2,174,135        3,001,950
    100,000    The Ultimate Software Group, Inc.    1,059,586          912,500
                                                 ------------     ------------
                                                  106,846,588      163,308,971

                  THIS SECTOR IS 52.8% ABOVE YOUR FUND'S COST.

               SPECIALTY RETAILING - 5.3%
  1,750,000    BJ's Wholesale Club, Inc.           53,072,125       57,750,000
    410,000    Fleming Companies, Inc.              5,840,628        5,355,625
  1,690,000    Ingram Micro Inc.                   31,879,982       29,469,375
    605,000    InterTAN, Inc.                       9,656,798        7,108,750
    432,100    Michaels Stores, Inc.               18,071,887       19,795,581
  3,965,600    RadioShack Corp.                   194,029,516      187,870,300
    165,000    Rent-Way, Inc.                       4,071,784        4,815,938
    622,100    Tech Data Corp.                     18,816,210       27,100,231
                                                 ------------     ------------
                                                  335,438,930      339,265,800

                  THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.4%
    250,000    Atlantic Coast Airlines
                 Holdings, Inc.                     6,846,113        7,937,500
    425,000    Atlas Air, Inc.                     15,025,830       15,246,875
                                                 ------------     ------------
                                                   21,871,943       23,184,375

                  THIS SECTOR IS 6.0% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.2%
    150,000    Buckeye Technologies Inc.            2,931,081        3,290,625
     40,000    Bush Industries, Inc.                  552,820          640,000
     25,000    Capstone Turbine Corp.                 400,000        1,126,563
     84,200    Measurement Specialties, Inc.        2,100,778        3,231,175
     70,000    Stericycle, Inc.                     1,624,342        1,680,000
                                                 ------------     ------------
                                                    7,609,021        9,968,363

                  THIS SECTOR IS 31.0% ABOVE YOUR FUND'S COST.

                                                -------------    -------------
               Total common stocks              4,687,114,117    6,012,000,396

SHORT-TERM INVESTMENTS - 4.3% (A)<F3>

               COMMERCIAL PAPER - 4.1%
$20,000,000    American General Finance ECN,
               due 07/03/00, discount of 6.98%     19,992,244       19,992,244
 35,000,000    Citicorp, due 07/05/00,
               discount of 6.72%                   34,973,867       34,973,867
 15,000,000    Household International,
               due 07/05/00, discount of 6.90%     14,988,500       14,988,500
 25,000,000    American General Finance ECN,
               due 07/06/00, discount of 6.60%     24,977,083       24,977,083
 25,000,000    Goldman Sachs Group LP,
               due 07/06/00, discount of 6.75%     24,976,563       24,976,563
 25,000,000    Ford Credit,
               due 07/07/00, discount of 6.56%     24,972,667       24,972,667
 25,000,000    Goldman Sachs Group LP,
               due 07/07/00, discount of 6.75%     24,971,875       24,971,875
  5,000,000    American General Finance ECN,
               due 07/10/00, discount of 6.75%      4,991,562        4,991,562
 25,000,000    FPL Group Capital,
               due 07/10/00, discount of 6.56%     24,959,000       24,959,000
 15,000,000    Household International,
               due 07/10/00, discount of 6.58%     14,975,325       14,975,325
 20,000,000    General Motors Acceptance Corp.,
               due 07/11/00, discount of 6.62%     19,963,222       19,963,222
 25,000,000    US West Communications,
               due 07/12/00, discount of 6.63%     24,949,354       24,949,354
                                                -------------    -------------
               Total commercial paper             259,691,262      259,691,262

               VARIABLE RATE DEMAND NOTE - 0.2%
 11,973,430    Firstar Bank U.S.A., N.A.           11,973,430       11,973,430
                                               --------------   --------------
               Total short-term investments       271,664,692      271,664,692
                                               --------------   --------------
               Total investments               $4,958,778,809    6,283,665,088
                                               --------------
                                               --------------
               Cash and receivables, less
               liabilities 1.0% (A)<F3>                             65,047,752
                                                                --------------
                   NET ASSETS                                   $6,348,712,840
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par Value 500,000,000
               shares authorized), offering
               and redemption price
               ($6,348,712,840 / 132,212,977
               shares outstanding)                                      $48.02
                                                                        ------
                                                                        ------

(a)<F3> Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

If you have not yet shared your e-mail address with us and would like to do so, please send it to us at bfunds@friess.com.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST
               1. Advanced Micro Devices, Inc.             +154.0
               2. Tyco International Ltd.                   +23.8
               3. Tellabs, Inc.                             +26.9
               4. Atmel Corp.                              +118.2
               5. National Semiconductor Corp.              +56.7
               6. LSI Logic Corp.                          +143.4
               7. RadioShack Corp.                           -4.4
               8. Nortel Networks Corp.                    +317.2
               9. Flextronics International Ltd.            +21.8
              10. Apple Computer, Inc.                     +117.8

EARNINGS GROWTH

YOUR COMPANIES        28%
S&P 500                9%

FORECASTED INCREASE IN EARNINGS PER SHARE
              2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2000.

YOUR COMPANIES' MARKET CAPITALIZATION

LARGE CAP
$9 billion and over
43.0%

MID CAP
$2 billion to $9 billion
52.8%

CASH
4.2%

BRANDYWINE BLUE OWNED NO COMPANIES BELOW $2 BILLION MARKET CAP.

TOP TEN INDUSTRY GROUPS

Semiconductor Manufacturing (14.7%)

Electronics (12.0%)

Oil/Gas Exploration & Production (10.1%)

Semiconductor Related (10.1%)

Oil/Gas Field Services (9.1%)

Communications Equipment  (7.9%)

Machinery & Miscellaneous Manufacturing (6.7%)

Specialty Retailing (6.1%)

Computer Related (5.9%)

Medical Related (3.4%)

All Others (9.8%)

Cash (4.2%)

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

    BIGGEST $        $ GAIN
     WINNERS     (IN MILLIONS)  % GAIN               REASON FOR MOVE
     -------     -------------  ------               ---------------

Advanced Micro
  Devices, Inc.        $8.7      37.2     Wall Street analysts more than
                                          doubled 2000 earnings estimates to
                                          $5.11 from $2.21 as demand surged for
                                          the company's computer and flash
                                          memory chips amid tight industry
                                          supply. March-quarter earnings per
                                          share jumped to $1.13 from a $1.10
                                          loss a year ago, beating consensus
                                          earnings estimates by 102 percent.

Tellabs, Inc.          $4.4      26.9     After matching year-ago earnings
                                          results in the March quarter, the
                                          communications equipment maker is
                                          poised to generate 36 percent growth
                                          over the next 12 months. A new
                                          product cycle scheduled to begin in
                                          the second half of 2000 will help
                                          providers manage the explosive growth
                                          of voice, data and video traveling
                                          over their networks.

Flextronics
  International, Ltd.  $2.2      21.8     The company won a five-year, $30
                                          billion contract to make some of
                                          Motorola's wireless phones, pagers
                                          and wireless infrastructure products,
                                          representing the largest electronics
                                          manufacturing alliance ever. March-
                                          quarter earnings increased 82 percent
                                          on revenue growth of 273 percent.

Sanmina Corp.          $1.9      28.3     March-quarter earnings grew 187
                                          percent. The company's strategic
                                          acquisition of circuit manufacturer
                                          Hadco resulted in new printed
                                          circuit-board fabrication capacity,
                                          an increased customer base and a
                                          strengthened management team.

Apache Corp.           $1.7      23.1     Profits surged with natural gas
                                          prices, as electric-utility customers
                                          used more gas to generate electricity
                                          for the summer season. March-quarter
                                          earnings per share grew to $0.96 from
                                          a loss of $0.04 a year ago. Analysts
                                          predict Apache will double profits
                                          this year.

 BIGGEST $          $ LOSS
   LOSERS        (IN MILLIONS)  % LOSS               REASON FOR MOVE
   ------        ------------   ------               ---------------

Motorola, Inc.         $8.5     -38.7     The company beat March-quarter
                                          expectations as strong demand for its
                                          wireless network equipment drove 111
                                          percent earnings growth, but Motorola
                                          warned June-quarter earnings would
                                          fall short of forecasts amid lower
                                          phone prices and higher costs for
                                          parts.

Atmel Corp.            $8.0     -28.6     Despite topping estimates, the stock
                                          fell on capacity concerns as demand
                                          for Atmel's flash memory outstripped
                                          supply.  Earnings jumped 375 percent
                                          to $0.19 in the March quarter, and
                                          analysts forecast 238 percent growth
                                          for the June quarter.

LSI Logic Corp.        $5.6     -25.5     Profit taking following a substantial
                                          run-up caused the stock to retrace.
                                          Strong demand for LSI's application-
                                          specific integrated circuits, used in
                                          broadband, data networking, wireless
                                          and set-top box applications, helped
                                          the company earn $0.26 per share
                                          versus $0.04 a year ago.

Amkor
  Technology, Inc.     $4.4     -41.1     Semiconductor packaging and test
                                          service provider warned June-quarter
                                          revenue and earnings per share would
                                          not meet expectations because of a
                                          production shift for a major
                                          customer, tight semiconductor wafer
                                          supply and manufacturing problems in
                                          the Philippines.  The company beat
                                          March-quarter expectations by 17
                                          percent by more than doubling
                                          earnings from a year ago.

Parametric
  Technology, Corp.    $4.3     -51.8     Total revenues were revised downward
                                          by 15 percent.  The company's sales
                                          force failed to close several large
                                          deals for its Windchill software,
                                          which links designers and engineers
                                          with manufacturing departments,
                                          suppliers and customers over the
                                          Internet.

All gains/losses are calculated on an average cost basis

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2000
                                  (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                              COST        VALUE (B)<F6>
  ------                                              ----        -------------

COMMON STOCKS - 95.8% (A)<F5>

             APPAREL & SHOE RETAILER - 1.1%
   260,000   Intimate Brands, Inc.                $  5,343,777    $  5,135,000

                  THIS SECTOR IS 3.9% BELOW YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT - 7.9%
   200,100   Nortel Networks Corp.                   3,273,646      13,656,825
    25,000   Scientific-Atlanta, Inc.                1,799,042       1,862,500
   300,000   Tellabs, Inc.                          16,174,894      20,531,250
                                                  ------------    ------------
                                                    21,247,582      36,050,575

                  THIS SECTOR IS 69.7% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS SERVICES - 0.9%
    45,400   Ditech Communications Corp.             4,645,323       4,293,137

                  THIS SECTOR IS 7.6% BELOW YOUR FUND'S COST.

             COMPUTER RELATED - 5.9%
   208,600   Apple Computer, Inc.                    5,015,586      10,925,425
   350,000   Compaq Computer Corp.                  10,443,661       8,946,875
   127,800   Microchip Technology, Inc.              3,637,837       7,446,344
                                                  ------------    ------------
                                                    19,097,084      27,318,644

                  THIS SECTOR IS 43.1% ABOVE YOUR FUND'S COST.

             ELECTRONICS - 12.0%
     5,700   Amkor Technology, Inc.                    124,748         201,281
   100,000   Amphenol Corp.                          5,372,368       6,618,750
   172,000   Celestica Inc.                          8,399,297       8,535,500
   175,000   Flextronics International Ltd.          9,866,644      12,020,313
    90,000   KEMET Corp.                             2,070,000       2,255,625
    73,875   Molex Inc.                              2,247,969       2,585,625
   100,000   Sanmina Corp.                           6,006,453       8,550,000
   140,000   SCG Holding Corp.                       2,553,700       3,062,500
    60,000   Taiwan Semiconductor
               Manufacturing Company Ltd.            2,175,321       2,328,750
   100,000   Tektronix, Inc.                         6,447,709       7,400,000
   100,000   Viasystems Group, Inc.                  1,671,356       1,618,750
                                                  ------------    ------------
                                                    46,935,565      55,177,094

                  THIS SECTOR IS 17.6% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 2.7%
   165,000   Acxiom Corp.                            4,288,124       4,496,250
    47,000   Concord EFS, Inc.                       1,242,194       1,222,000
    73,500   Providian Financial Corp.               5,269,564       6,615,000
                                                  ------------    ------------
                                                    10,799,882      12,333,250

                  THIS SECTOR IS 14.2% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 2.1%
   150,000   Darden Restaurants, Inc.                2,790,880       2,437,500
   116,300   Outback Steakhouse, Inc.                3,502,064       3,401,775
   203,500   Wendy's International, Inc.             3,745,672       3,624,844
                                                  ------------    ------------
                                                    10,038,616       9,464,119

                  THIS SECTOR IS 5.7% BELOW YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 1.5%
   210,000   Starwood Hotels & Resorts
               Worldwide, Inc.                       5,958,354       6,838,125

                  THIS SECTOR IS 14.8% ABOVE YOUR FUND'S COST.

             MACHINERY & MISCELLANEOUS MANUFACTURING - 6.7%
   225,000   Dover Corp.                            10,677,603       9,126,562
   452,000   Tyco International Ltd.                17,297,722      21,413,500
                                                  ------------    ------------
                                                    27,975,325      30,540,062

                  THIS SECTOR IS 9.2% ABOVE YOUR FUND'S COST.

             MEDICAL RELATED - 3.4%
   135,000   St. Jude Medical, Inc.                  5,525,719       6,193,125
   107,900   UnitedHealth Group Inc.                 7,985,631       9,252,425
                                                  ------------    ------------
                                                    13,511,350      15,445,550

                  THIS SECTOR IS 14.3% ABOVE YOUR FUND'S COST.

             NETWORKING - 0.3%
    78,600   Network Associates, Inc.                2,584,713       1,601,475

                  THIS SECTOR IS 38.0% BELOW YOUR FUND'S COST.

             OIL/GAS EXPLORATION & PRODUCTION - 10.1%
   148,000   Apache Corp.                            7,043,013       8,704,250
   110,000   Devon Energy Corp.                      5,185,427       6,180,625
    78,885   Dynegy Inc.                             2,502,143       5,388,832
   150,000   El Paso Energy Corp.                    6,508,948       7,640,625
   130,000   EOG Resources, Inc.                     3,012,452       4,355,000
   109,000   Kerr-McGee Corp.                        6,509,262       6,424,187
   350,000   Union Pacific Resources Group Inc.      7,253,036       7,700,000
                                                  ------------    ------------
                                                    38,014,281      46,393,519

                  THIS SECTOR IS 22.0% ABOVE YOUR FUND'S COST.

             OIL/GAS FIELD SERVICES - 9.1%
   180,000   ENSCO International Inc.                6,492,442       6,446,250
   290,000   Grant Prideco, Inc.                     5,809,035       7,250,000
   300,000   R&B Falcon Corp.                        7,022,713       7,068,750
   180,000   Rowan Companies, Inc.                   5,332,471       5,467,500
    75,000   Santa Fe International Corp.            2,669,977       2,620,312
   150,000   Transocean Sedco Forex, Inc.            7,927,778       8,015,625
   125,000   Weatherford International, Inc.         4,971,019       4,976,563
                                                  ------------    ------------
                                                    40,225,435      41,845,000

                  THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 1.0%
   168,400   ICN Pharmaceuticals, Inc.               4,906,969       4,683,625

                  THIS SECTOR IS 4.6% BELOW YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 14.7%
   354,200   Advanced Micro Devices, Inc.           10,772,720      27,361,950
   192,500   Cypress Semiconductor Corp.             4,962,779       8,133,125
   135,000   Fairchild Semiconductor Corp.           4,514,062       5,467,500
   129,900   Lattice Semiconductor Corp.             7,096,830       8,979,338
   310,000   National Semiconductor Corp.           11,228,542      17,592,500
                                                  ------------    ------------
                                                    38,574,933      67,534,413

                  THIS SECTOR IS 75.1% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 10.1%
   544,000   Atmel Corp.                             9,192,330      20,060,000
    44,800   Dallas Semiconductor Corp.              1,579,653       1,825,600
    55,000   Intersil Holding Corp.                  2,288,957       2,973,437
   135,000   Lam Research Corp.                      6,336,295       5,062,500
   300,300   LSI Logic Corp.                         6,677,969      16,253,738
                                                  ------------    ------------
                                                    26,075,204      46,175,275

                  THIS SECTOR IS 77.1% ABOVE YOUR FUND'S COST.

             SOFTWARE - 0.2%
    44,800   Sybase, Inc.                            1,072,881       1,030,400

                  THIS SECTOR IS 4.0% BELOW YOUR FUND'S COST.

             SPECIALTY RETAILING - 6.1%
   170,000   BJ's Wholesale Club, Inc.               5,156,388       5,610,000
   160,000   Ingram Micro Inc.                       3,015,726       2,790,000
   340,000   RadioShack Corp.                       16,853,865      16,107,500
    80,000   Tech Data Corp.                         3,200,205       3,485,000
                                                  ------------    ------------
                                                    28,226,184      27,992,500

                  THIS SECTOR IS 0.8% BELOW YOUR FUND'S COST.

                                                  ------------    ------------
             Total common stocks                   345,233,458     439,851,763

SHORT-TERM INVESTMENTS - 3.3%(A)<F5>

             COMMERCIAL PAPER  - 2.2%
$5,000,000   Prudential Funding Corp.,
             due 07/03/00, discount of 6.875%        4,998,090       4,998,090
 5,000,000   Goldman Sachs Group LP,
             due 07/07/00, discount of 6.75%         4,994,375       4,994,375
                                                  ------------    ------------
             Total commercial paper                  9,992,465       9,992,465

             VARIABLE RATE DEMAND NOTE - 1.1%
 5,119,267   Firstar Bank U.S.A., N.A.               5,119,267       5,119,267
                                                  ------------    ------------

             Total short-term investments           15,111,732      15,111,732
                                                  ------------    ------------
             Total investments                    $360,345,190     454,963,495
                                                  ------------
                                                  ------------
             Cash and receivables, less
             liabilities 0.9% (A)<F5>                                3,947,440
                                                                  ------------
             NET ASSETS                                           $458,910,935
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($458,910,935 / 11,788,187
             shares outstanding)                                        $38.93
                                                                  ------------
                                                                  ------------

(a)<F5> Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

CAPITAL GAINS UPDATE . . .

   As of quarter end, Brandywine Fund achieved approximately $12.10 per share of gains to be distributed to shareholders of record as of October 26, reflecting one of your more successful years. Short-term gains equal $5.00 and long-term gains $7.10. Brandywine Blue has approximately $7.50, with $2.95 in short-term and $4.55 in long-term gains.

   Major individual gainers to date included long-term holdings like Gemstar and Nokia. You recently realized a $304 million gain when you sold Nokia at $55, a 446 percent increase over cost. The stock later hit $46. When you sold Burr-Brown, a short-term holding, two weeks ago at $102, you realized a $21 million gain, representing a 335 percent increase over cost. The stock subsequently hit $80.

   While we don't allow the tax tail to wag the investment dog, we emphasize that the amount you pay in tax following this distribution lessens the tax you will have to pay when you eventually redeem your shares.

   It's important to remember that this is an estimate based on the current
                                              --------
status as of June 30. The final numbers, including gains and losses yet to be realized in the next quarter, may be higher or lower but will not be available until after the fiscal year ends on September 30, 2000. We will publish those numbers in the annual report, which you will receive early in October. Please call (800) 656-3017 or visit www.brandywinefunds.com for interim updates if you need them for planning purposes.

KUDOS FOR YOUR FUND . . .

FORBES -- Brandywine listed among a dozen funds as "Outsiders with Winning Ways" for posting superior returns in the 1990s - 20 percent annualized - without mimicking the S&P 500. February 2000
                               -------------

BLOOMBERG -- "Brandywine Fund's Friess' not Fretting Tech Rout. Brandywine Fund is beating 98 percent of funds tracked by Bloomberg this year . . . Friess' focus on solid companies with a track record of earning money has put his returns back in the black." April 26, 2000
                            --------------

THESTREET.COM -- " . . . Brandywine is back on top and, once again, it is doing it with excellent stock picking . . . The fund probably has the clearest bunch of minds going right now in mutual fund-dom."
April 28, 2000
--------------

MONEY -- Brandywine named to the Money 100, "the best mutual funds you can buy" for the third straight year. June 2000
                              ---------

MUTUAL FUNDS MAGAZINE -- Brandywine awarded the highest 5-star rating. "Brandywine deserves some new respect. Fund managers rewarded the faithful with a 54% gain in 1999, which whipped the returns of the average growth fund and the S&P 500." August 2000
          -----------

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

Marvin N. Schoenhals
Chairman
WSFS Financial Corp.
Wilmington, Delaware

P.O. Box 4166, Greenville, DE 19807

(800) 656-3017
www.brandywinefunds.com
bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

Report Editor: Rebecca Buswell
Report Staff: Chris Aregood, Chris Long, Adam Rieger

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of either Brandywine Fund or Brandywine Blue Fund unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.